Exhibit 10.9

CHANGE IN TERMS OF THE

BUSINESS LOAN AGREEMENT

DATED JUNE 6, 2011

BETWEEN

MDS ENERGY DEVELOPMENT, LLC

AND

GATEWAY BANK OF PENNSYLVANIA

CHANGE IN TERMS AGREEMENT	Gateway Bank of Pennsylvania 3402 Washington Road McMurray, Pennsylvania 15317-2907 (724)969-1010

LOAN NUMBER	LINE OF CREDIT LIMIT	CURRENT LINE OF CREDIT BALANCE	ORIGINAL AGREEMENT DATE	AGREEMENT CHANGE DATE
0000401-0001	$1,000,000,00	$188,000,00	June 6, 2011	February 29, 2012
DESCRIPTION OF THE EXISTING DEBT (“Credit Line”)
Commercial line of credit with a limit of $1,000,000.00. Maturity date of June 5, 2012.

BORROWER INFORMATION

MDS Energy Development, LLC

409 Butler Road, Suite A

Kittanning, PA 16201

BORROWER. The term “Borrower” means each party identified above.

LENDER. The term “Lender” means Gateway Bank of Pennsylvania whose address is 3402 Washington Road, McMurray, Pennsylvania 15317-2907, its successors and assigns.

COLLATERAL. The following items are the security documents related to this Agreement:

•	Security Agreement dated June 6, 2011 evidencing security interest in Gateway Bank of PA Certificate of Deposit, Gateway Bank of Pennsylvania # 2176 with a hold amount of $1,000,000.00.

TERMS AND PROVISIONS. In consideration of the promises contained in this Agreement and in the instruments evidencing the Credit Line, and of other good and valuable consideration, the sufficiency of which is acknowledged by the execution of this Agreement, Borrower agrees to the following provisions:

1.	The instrument evidencing the Credit Line is modified and supplemented as follows:

Extend maturity date to December 31,2012.

Modification fee of $125.00 due at signing.

All other terms and conditions to remain the same.

2.	Ratification and Continued Validity. Except for the terms expressly modified by this Agreement, by signing this Agreement Borrower acknowledges that Borrower is still bound by the terms of the instruments and prior modifications, extensions, and supplements evidencing the Credit Line as if they were fully set forth and repeated in this Agreement and that those terms will continue to bind Borrower as provided in this Agreement and those instruments. Lender’s consent to this Agreement does not waive the right to strictly enforce Lender’s rights under this Agreement or the instruments evidencing the Credit Linc. Lender’s consent to this Agreement does not mean that Lender must enter into another agreement like this one in the future. Lender and Borrower intend that this Agreement does not replace the Credit Line but restates it as modified.

3.	Others Responsible for the Debt. Lender and Borrower intend that anyone else who is liable for the Credit Line, including, without limitation, cosigners, guarantors, and coborrowers, are not relieved of any obligation except as expressly relieved in this Agreement or other writing. Borrower agrees that the liability of each person who signed the instruments evidencing the Credit Line, whether primary or secondary, continues in full force and effect, even if that person does not sign this Agreement. This promise applies not only to this Agreement but also to any extension, modification, or other agreement Borrower makes with Lender that represents a debt which includes cosigners, guarantors, coborrowers, and others having similar liability. Borrower understands that this Agreement is contingent on the continued liability of each person who signed the documents evidencing the Credit Line, whether or not that person signs this Agreement.

4.	Pronouns and Gender. In this Agreement, whenever the circumstances or the context so requires, the singular shall be construed as the plural, the masculine shall be construed as the feminine and/or the neuter and vice versa.

5.	Miscellaneous Terms. Borrower agrees that if Lender delays or forgoes enforcing Lender’s rights under this Agreement in any particular instance, Lender retains the right to strictly enforce the same provision in any other instance, or later in the same instance. Every person signing this Agreement waives, to the extent allowed by law, presentment, demand, protest, and notice of dishonor. Every person signing this Agreement agrees that Lender may renew, extend, supplement, or otherwise modify the debt represented by this Agreement and the documents evidencing the Credit Line without the permission of any other person who is liable, and such modification will not release or reduce the liability of any party, even if that party does not sign this Agreement.

ORAL AGREEMENTS DISCLAIMER. This Agreement represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

By signing this Change In Terms Agreement, each Borrower acknowledges reading, understanding, and agreeing to all its provisions, and receiving a copy.

MDS Energy Development, LLC

By:	MDS Associated Companies, Inc., Member

/s/ Michael D. Snyder		3/6/12
By:	Michael D. Snyder	Date
Its:	President

By signing this Change In Terms Agreement, Lender acknowledges reading, understanding, and agreeing to all its provisions.

Gateway Bank of Pennsylvania

By:	Date
Its:

AGREEMENT FOR SUBSTITUTION OF COLLATERAL	Gateway Bank of Pennsylvania 3402 Washington Road McMurray, Pennsylvania 15317-2907 (724)969-1010

LOAN NUMBER	AGREEMENT DATE
0000401-0001	February 29, 2012

BORROWER INFORMATION

MDS Energy Development, LLC

409 Butler Road, Suite A

Kittanning, PA 16201

ORIGINAL COLLATERAL OWNER INFORMATION

David E. Snyder 351 East Brady Road Kittanning, PA 16201	Sandra J. Snyder 351 East Brady Road Kittanning, PA 16201

SUBSTITUTE COLLATERAL OWNER INFORMATION

David E. Snyder 351 East Brady Road Kittanning, PA 16201	Sandra J. Snyder 351 East Brady Road Kittanning, PA 16201

This Agreement for Substitution of Collateral (“Agreement”) is made by and between the Borrower and Lender on the date shown above. This Agreement modifies the agreement between Borrower and Lender (“Original Agreement”) made on June 6, 2011.

The following collateral was pledged under the Original Agreement (“Original Collateral”):

•	Deposit Account with the following description: Account #1595 with a hold amount of $1, 000,000.00, Gateway Bank of Pennsylvania

Borrower and Lender acknowledge and agree that the collateral described below (the “Substitute Collateral”) shall be substituted for and shall replace the Original Collateral described in the Original Agreement, and that the Substitute Collateral shall secure Borrower’s unpaid obligations under the Original Agreement.

•	Deposit Account with the following description: Account #2176 with a hold amount of $1,000,000.00, Gateway Bank of Pennsylvania

Borrower and Lender agree that the terms and provisions contained in the Original Agreement shall apply to the Substitute Collateral, and that all provisions of the Original Agreement shall remain in full force and effect. Further, Collateral Owner authorizes Lender to file a conforming Financing Statement or other similar document to perfect Lender’s security interest in the Substitute Collateral, agrees to execute any documents necessary for Lender to perfect Lender’s security interest or lien, and grants Lender a power of attorney to file or execute any document on Collateral Owner’s behalf that is necessary to obtain or maintain a security interest in the Substitute Collateral.

ORAL AGREEMENTS DISCLAIMER. This Agreement represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

By signing this Agreement for Substitution of Collateral, Borrower acknowledges reading, understanding and agreeing to all its provisions, and receiving a copy of it.

MDS Energy Development, LLC

By:	MDS Associated Companies, Inc., Member

/s/ Michael D. Snyder		3/6/12
By:	Michael D. Snyder	Date
Its:	President

By signing this Agreement for Substitution of Collateral, Substitute Collateral Owner acknowledges reading, understanding and agreeing to all its provisions, and receiving a copy of it.

/s/ David E. Snyder	March 9th 2012	/s/ Sandra J. Snyder	March 8th 2012
David E. Snyder	Date	Sandra J. Snyder	Date
Individually		Individually